Applied Signal Technology, Inc.
Exhibit 10.60
Second Amendment to Agreement of Lease with NBP306, LLC

COPT

CORPORATE OFFICE
PROPERTIES TRUST

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046-2104
Telephone 443-285-5400
Facsimile 443-285-7650
www.copt.com
NYSE: OFC

November 15, 2007

VIA OVERNIGHT MAIL

Mr. Michael Hahn, Facilities Manager
Applied Signal Technology, Inc.
400 West California Avenue
Sunnyvale, California 94086

Re: Second Amendment Lease Agreement by and between NBP 306, LLC and Applied Signal Technology, Inc.

Dear Mike:

Enclosed please find one fully-executed original of the above-referenced amendment for Tenant's records.

Please call me if you have any questions.

Very truly yours,

Stephanie L. Shack
Vice President & Associate General Counsel

Enclosure

cc: Jud Williams (w/o encl., via e-mail)

SECOND AMENDMENT TO AGREEMENT OF LEASE
(Applied Signal Technology, Inc.--306 NBP)

THIS SECOND AMENDMENT TO AGREEMENT OF LEASE (this "Amendment") made this 14th day of Nov., 2007 and is effective as of November 1, 2007 (the "**Effective Date**"), between **NBP 306, LLC**, a Maryland limited liability company ("Landlord") and **APPLIED SIGNAL TECHNOLOGY, INC.**, a California corporation ("Tenant").

WITNESSETH:

WHEREAS, by virtue of Agreement of Lease dated July 21, 2005, as amended by that certain First (erroneously titled Second) Amendment to Agreement of Lease dated April 28, 2006 (collectively, the "Lease") between Landlord and Tenant, Tenant leases from Landlord and Landlord leases to Tenant that certain premises designated as Suites 100 and 200 containing the agreed upon equivalent of 61,038 square feet of rentable area (the "Original Premises") and situated within the building known as "306 National Business Park" located at 306 Sentinel Drive, Annapolis Junction, Maryland 20701 (the "Building"), all as more particularly described in the Lease; and

WHEREAS, Landlord and Tenant have mutually agreed to reduce the size of the Original Premises by 182 rentable square feet (the "Surrendered Premises") so that the remaining premises consist of 60,856 rentable square feet (the "Reduced Premises"), as more particularly described on Exhibit A attached hereto and made a part hereof, on the terms and conditions set forth herein;

WHEREAS, Landlord and Tenant mutually desire to amend the Lease with respect to the size of the Premises, and amend the same with respect to the Annual Rent to be paid by Tenant and other matters as more particularly set forth below; and

WHEREAS, all capitalized terms used in this Amendment which are not defined herein shall have the meanings given to them in the Lease, unless the context otherwise requires.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby modify and amend the Lease as follows:

1. Clarification of Amendments. The parties acknowledge and agree that the amendment dated April 28, 2006 was erroneously titled "Second Amendment to Agreement of Lease," but that it was in fact the First Amendment to Agreement of Lease and will be referred to as the First Amendment to Agreement of Lease in all lease documentation going forward. This Amendment is in fact the Second Amendment to Agreement of Lease and will be referenced accordingly.

2. Reduction of Premises. As of the Effective Date, the Original Premises shall be decreased by 182 square feet of rentable area contained in the Surrendered Premises and every reference in the Lease to the "Premises" the same shall be construed to mean the Reduced Premises containing the agreed upon equivalent of 60,856 square feet of rentable area, as measured in accordance with BOMA.

3. Modification to Base Rent. As of the Effective Date, Tenant shall pay as Base Rent the amounts set forth below:

Period of Initial Term	Annual Base Rent	Monthly Installment of Annual Base Rent
Effective Date—4/30/08	$1,621,812.40*	$135,151.03
5/1/08—4/30/09	$1,662,357.71	$138,529.81
5/1/09—4/30/10	$1,703,916.65	$141,993.05
5/1/10—4/30/11	$1,746,514.57	$145,542.88
5/1/11—4/30/12	$1,790,177.43	$149,181.45
5/1/12—4/30/13	$1,834,931.87	$152,910.99
5/1/13—4/30/14	$1,880,805.17	$156,733.76
5/1/14—4/30/15	$1,927,825.30	$160,652.11
5/1/15—4/30/16	$1,976,020.93	$164,668.41

* The parties acknowledge that the Base Rent is annualized based on a full year.

4. Broker. Tenant represents that Tenant has not dealt directly or indirectly with any broker in connection with this Amendment and Tenant warrants that no broker negotiated this Amendment or is entitled to any commissions in connection with this Amendment.

5. Ratification of Lease. All other terms, covenants and conditions of the Lease shall remain the same and continue in full force and effect, and shall be deemed unchanged, except as such terms, covenants and conditions of the Lease have been amended or modified by this Amendment and this Amendment shall, by this reference, constitute a part of the Lease.

IN WITNESS WHEREOF, the parties hereby have executed this Second Amendment to Agreement of Lease under their respective seals as of the day and year first above written.

WITNESS OR ATTEST: Stephanie L. Jeram

LANDLORD:
NBP 306, LLC

By: [signature] (SEAL)
~~Roger A. Waesche, Jr.,~~ Karen M. Singer
~~Executive~~ Senior Vice President

WITNESS OR ATTEST: ______________________

TENANT:
APPLIED SIGNAL TECHNOLOGY, INC.

By: [signature] (SEAL)
Name: Gary Yancey
Title: President

STATE OF MARYLAND, County of Baltimore, TO WIT:

I HEREBY CERTIFY, that on this 14th day of November, 2007 before me, the undersigned Notary Public of said State, personally appeared ~~Roger A. Waesche, Jr.~~ Karen M. Singer, who acknowledged ~~him~~herself to be the ~~Executive~~ Senior Vice President of NBP 306, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same on behalf of said limited liability company for the purposes therein contained as the duly authorized ~~Executive~~ Senior Vice President of said limited liability company by signing the name of the limited liability company by ~~him~~herself as such ~~Executive~~ Senior Vice President.

WITNESS my hand and Notarial Seal.

Stephanie Jeram
Notary Public

My Commission Expires: ______________

STEPHANIE JERAM NOTARY PUBLIC MY COMMISSION EXPIRES 12/27/2010 BALTIMORE COUNTY, MD

STATE OF CALIFORNIA, Santa Clara County, TO WIT:

I HEREBY CERTIFY, that on this 12 day of NOV., 2007 before me, the undersigned Notary Public of said State, personally appeared Gary L. Yancey known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged him/herself to be the CEO, President of APPLIED SIGNAL TECHNOLOGY, INC., a California corporation, and that he/~~she~~, as such CEO, President, being authorized so to do, executed the foregoing instrument on behalf of said Corporation by him/~~herself~~ as such CEO, President.

WITNESS my hand and Notarial Seal.

Alice Delgado
Notary Public

My Commission Expires: Oct 17, 2010

ALICE DELGADO
Commission # 1699294
Notary Public - California
Santa Clara County
My Comm. Expires Oct 17, 2010

EXHIBIT A

PLAT OF REDUCED PREMISES

[TO BE ATTACHED]



APPLIED SIGNAL TECHNOLOGIES DNSZ. 07
SUITE #100
28,820 RSF

FLOOR PLAN

FIRST FLOOR

SCALE: NOT TO SCALE

306 SENTINEL DRIVE
ANNAPOLIS JUNCTION, MD 20701

COPT | DEVELOPMENT & CONSTRUCTION

A division of Corporate Office Properties Trust

6711 Columbia Gateway Drive
Suite 300
Columbia, Maryland 21046
Telephone 443-285-5400
Facsimile 443-285-7650
Web Site www.copt.com

APPLIED SIGNAL TECHNOLOGIES DNSZ. 07
SUITE #100
N306

DATE: 11/05/07


APPLIED SIGNAL TECHNOLOGIES
SUITE #200
32,036 RSF

KEY PLAN SECOND FLOOR

SCALE: NOT TO SCALE

306 CARINA ROAD
ANNAPOLIS JUNCTION, MD 20701

CORPORATE OFFICE PROPERTIES

Corporate Office Properties Trust
8815 Centre Park Drive, Suite 400
Columbia, Maryland 21045-2272
Telephone 410-730-9092
Facsimile 410-740-1174
Web Site www.copt.com

APPLIED SIGNAL TECHNOLOGIES
SUITE #200
N306

DATE: 05/16/05